CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the Annual Report of China Advanced Construction Materials Group, Inc. (the “Company”) on Form 10-K for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xianfu Han, Chief Executive Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 29, 2008

By:	/s/ XIANFU HAN
Xianfu Han
Chief Executive Officer and Chairman of the Board (Principal Executive Officer and Interim Principal Financial and Accounting Officer)